Convertible bonds	12 Months Ended
Dec. 31, 2016
Convertible bonds [Abstract]
Convertible bonds
17.	Convertible bonds

	December 31,
	2015	2016
	RMB	RMB

Convertible Bond, current
2019 Convertible Senior Notes	-	2,773,925
Less: issuance cost	-	(5,456)
	-	2,768,469

Convertible Bond, non-current
2019 Convertible Senior Notes	2,597,403	-
Less: issuance cost	(25,284)	-
	2,572,119	-

On March 18, 2014, the Company issued Convertible Senior Notes due 2019 with principal amount of US$400 million (the "Notes"). The Notes bear interest at a rate of 2.25% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2014. The Notes will mature on April 1, 2019. Holders may convert their Notes at their option at any time prior to the close of business on the second business day immediately preceding the maturity date.

Upon conversion, the Company will deliver, for each US$1,000 dollars principal amount of converted Notes, a number of ADSs, each representing twenty Class A common shares of YY Inc., par value of US$0.00001 per share, equal to the conversion rate.

The conversion rate will initially be 9.0334 ADSs per US$1,000 dollars principal amount of Notes (equivalent to an initial conversion price of approximately US$110.70 per ADS).

The net proceeds to the Company from the issuance of the Notes were US$390.8 million. Debt issuance costs were US$9.2 million which are being deferred and amortized to interest expense from the issuance date (March 18, 2014) to the first put date of the Notes (April 1, 2017).

The Notes are general senior unsecured obligations and rank (1) senior in right of payment to any of the Company’s future indebtedness that is expressly subordinated in right of payment to the Notes, (2) equal in right of payment to any of the Company’s future unsecured indebtedness of the Company that is not so subordinated, (3) junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness and (4) structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries and VIEs.

The value of the Notes is initially measured by the cash received and is subsequently stated at amortized cost. As of December 31, 2015 and 2016, RMB2.6 billion (US$397 million) and RMB 2.8 billion (US$399 million) has been accounted for as the value of the Notes in non-current liabilities and current liabilities respectively.

The key terms of the Notes are as follows:

Redemption

The Notes are not redeemable prior to the maturity date of April 1, 2019, except as described below. The holders of the Notes (the “Holders”) have a non-contingent option to require the Company to repurchase for cash all or any portion of their Notes on April 1, 2017. The repurchase price will equal 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. If a fundamental change (as defined in the Indenture of the 2019 Convertible Senior Notes) occurs prior to the maturity date, the Holders may require the Company to purchase for cash all or any portion of the Notes at a purchase price equal to 100% of the principal amount of the Notes to be purchased plus accrued and unpaid interest, if any, to, but excluding, the fundamental change purchase date. The Holders have the option to require the Company to repurchase the Notes, in whole or in part, in the event of a fundamental change for an amount equal to the 100% of the principal amount and any accrued and unpaid interest in the event of fundamental changes. The Company believes that the likelihood of occurrence of events of a fundamental change is remote.

The contingent redemption option is assessed in accordance with ASC 815. The contingent redemption option is considered clearly and closely related to its debt host and does not meet the requirement for bifurcation as the Notes were issued at par and the repurchase feature requires the issuer to settle the option by delivering par plus accrued and unpaid interest, the Notes holder would recover all of their initial investment. Additionally, since the Notes holder can only recover its initial investment upon exercise of its option, there are no interest rate scenarios under which the embedded derivative would at least double the investor’s initial rate of return.

Conversion

The Holders may convert their Notes in integral multiples of US$1,000 dollars principle amount at an initial conversion rate of 9.0334 ADS, at any time prior to the maturity date of April 1, 2019. Upon conversion of the Notes, the Company will deliver shares of the Company’s ADS. The conversion rate is subject to adjustment in certain events, including, but not limited to, the issuance of certain share dividends on the Class A common shares, the issuance of certain rights or warrants, subdivisions, combinations, distributions of capital stock, indebtedness, or assets, cash dividends and certain issuer tender or exchange offers (as defined in the Indenture of the 2019 Convertible Senior Notes). In addition, upon a make-whole fundamental change (as defined in the Indenture of the 2019 Convertible Senior Notes), the Company will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert its Notes in connection with such make-whole fundamental change.

In accordance with ASC 815, the conversion option meets the definition of a derivative. However, bifurcation of conversion option from the Notes is not required as the scope exception prescribed in ASC 815 is met as the conversion option is considered indexed to the entity’s own stock and classified in shareholders’ equity.

Assessment of Beneficial Conversion Feature and Contingent Beneficial Conversion Feature:

As the conversion options are not bifurcated, the Company has assessed the beneficial conversion feature (“BCF”), as of commitment date as defined in ASC 470. There was no BCF attributed to the Notes as the set conversion price for the Notes was greater than the fair value of the common share price on the date of issuance.

The Holders have the option to convert upon a fundamental change, if Holders decide to convert in connection with a fundamental change, the number of shares issuable upon conversion will be increased. Upon occurrence of such adjustment, the Company will have to assess the contingent BCF using a measurement date upon issuance of the Notes. The settlement of the conversion is based on a make-whole provision resulting from a fundamental change, this feature is consistent with ASC 815, and therefore the Company concludes that this feature is also considered indexed to its own shares.

Accounting for Debt Issuance Costs:

The debt issuance costs were recorded as reduction to the convertible bonds and are amortized as interest expense, using the effective interest method, over the term of the Notes pursuant to ASC 835.

Interest expense recognized during the years ended December 31, 2015 and 2016 was RMB74,786 and RMB81,085.